Exhibit 10.1

FIRST AMENDMENT TO COOPERATION AGREEMENT
This FIRST AMENDMENT TO COOPERATION AGREEMENT (this “Amendment”) is made as of November 1, 2017 by and among Itron, Inc. (the “Company”) and the other persons and entities listed on Annex A attached hereto (the “Current Group”) (each of the Company and the Current Group, a “Party” to this Amendment, and collectively, the “Parties”).
RECITALS
WHEREAS, the Parties are parties to that certain Cooperation Agreement, dated as of December 9, 2015 (the “Agreement”);
WHEREAS, Coppersmith Value Partners II, LP, Coppersmith Capital Partners, LLC and Coppersmith Capital Management, LLC (collectively, the “Coppersmith Entities”) and Craig Rosenblum are also parties to the Agreement;
WHEREAS, the Coppersmith Entities were dissolved as legal entities in December 2016 as evidenced by the Certificates of Cancellation filed with the Secretary of State of the State of Delaware, copies of which have been furnished to the Company;
WHEREAS, in light of the dissolution of the Coppersmith Entities, the Parties desire to amend the Agreement to remove the Coppersmith Entities and Craig Rosenblum as parties thereto; and
WHEREAS, the Parties desire to amend the Agreement so that the Current Group may purchase Common Stock of the Company in an amount up to fifteen percent (15%) of the then outstanding shares of the Company’s Common Stock.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
AMENDMENTS TO THE AGREEMENT

1.
Pursuant to Section 15 of the Agreement, effective as of the date hereof, (a) the Agreement is hereby amended to remove the Coppersmith Entities and Craig Rosenblum from the definition of “Group” thereunder, (b) in furtherance of the foregoing, Annex A of the Agreement is hereby replaced with Annex A attached to this Amendment and (c) the Coppersmith Entities and Craig Rosenblum are no longer parties to the Agreement.

2.	Pursuant to Section 15 of the Agreement, effective as of the date hereof, Section 2(a)(x) of the Agreement is hereby amended and restated in its entirety to read as follows:
“(x)    purchase or cause to be purchased or otherwise acquire or agree to acquire beneficial ownership of any Common Stock or other securities issued by the Company, or any securities convertible into or exchangeable for Common Stock, if, in any such case immediately after the taking of such action, the Group together with its Affiliates and Associates would, in the aggregate, beneficially own fifteen percent (15.0%) or more of the then outstanding shares of Common Stock;”

3.
Pursuant to Section 15 of the Agreement, effective as of the date hereof, Section 10 of the Agreement is hereby amended to provide that the contact information of the Group (as defined in the Agreement) for purposes of the notification requirements set forth therein is as follows:

Scopia Capital Management LP
152 West 57th Street, 33rd Floor
New York, NY 10019
Attention: Samantha Nasello
Telephone: (212) 370-0303
Facsimile: (212) 370-0404
Email: snasello@scopicapital.com; trading@scopicapital.com

4.	The other terms and conditions set forth in the Agreement not otherwise amended pursuant to this Amendment shall continue in full force and effect.

5.
For the avoidance of doubt, the Parties acknowledge and agree that the amendments to the Agreement set forth in this Amendment are binding notwithstanding the absence of the Coppersmith Entities as signatories hereto.

6.
This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall collectively constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

ITRON, INC.
By:	/s/ Philip C. Mezey
Name:	Philip C. Mezey
Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Cooperation Agreement]

INDIVIDUALS:
By:	/s/ Jerome J. Lande
Name:	Jerome J. Lande

By:	/s/ Craig Rosenblum
Name:	Craig Rosenblum

[Signature Page to First Amendment to Cooperation Agreement]

SCOPIA LONG LLC		SCOPIA WINDMILL FUND LP
SCOPIA LB LLC		SCOPIA INTERNATIONAL MASTER FUND LP
SCOPIA PX LLC		SCOPIA PX INTERNATIONAL MASTER FUND LP
SCOPIA PARTNERS LLC		SCOPIA LB INTERNATIONAL MASTER FUND LP
SCOPIA LONG INTERNATIONAL		SCOPIA LONG QP LLC
MASTER FUND LP
By: Scopia Capital Management LP, its Investment Manager
By: Scopia Management, Inc., its General Partner
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

SCOPIA CAPITAL MANAGEMENT LP
By: Scopia Management, Inc., its General Partner
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

SCOPIA CAPITAL GP LLC
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

SCOPIA MANAGEMENT, INC.
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich
Title:	Managing Director

INDIVIDUALS:
By:	/s/ Matthew Sirovich
Name:	Matthew Sirovich

By:	/s/ Jeremy Mindich
Name:	Jeremy Mindich

[Signature Page to First Amendment to Cooperation Agreement]

Annex A

Members of the Current Group

JEROME J. LANDE
SCOPIA LONG LLC
SCOPIA LB LLC
SCOPIA PX LLC
SCOPIA PARTNERS LLC
SCOPIA LONG INTERNATIONAL MASTER FUND LP
SCOPIA WINDMILL FUND LP
SCOPIA INTERNATIONAL MASTER FUND LP
SCOPIA PX INTERNATIONAL MASTER FUND LP
SCOPIA LB INTERNATIONAL MASTER FUND LP
SCOPIA CAPITAL MANAGEMENT LP
SCOPIA MANAGEMENT, INC.
SCOPIA CAPITAL GP LLC
SCOPIA LONG QP LLC
MATTHEW SIROVICH
JEREMY MINDICH

[Annex A]